NEUBERGER & BERMAN MUNICIPAL FUNDS
                        Supplement dated June 26, 1997 to
           Statement of Additional Information dated February 3, 1997

                             INVESTMENT INFORMATION

The section regarding banking securities (pages 13-14) is revised to read as follows:

         Banking Securities. The Portfolios may invest in banking obligations, which include CDs, time deposits, bankers' acceptances, and other short-term debt obligations issued by U.S. commercial banks. CDs are receipts for funds deposited for a specified period of time at a specified rate of return; time deposits generally are similar to CDs, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The CDs, time deposits, and bankers' acceptances in which the Portfolios invest typically are not covered by deposit insurance.

         A Portfolio may invest in securities issued by a U.S. commercial bank only if (1) the bank has total assets of at least $1,000,000,000, and (2) the bank is on N&B Management's approved list.